UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 26, 2006
Date of Report (Date of Earliest Event Reported)

AltiGen Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-27427	94-3204299
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4555 Cushing Parkway, Fremont CA 94538
(Address of principal executive offices, including zip code)

510-252-9712
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 26, 2006, AltiGen Communications, Inc. (the “Registrant”) held a publicly accessible conference call with analysts and investors to report its financial results for the quarter ended March 31, 2006. The transcript of the conference call is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is furnished with this report on Form 8-K:

99.1	Transcript of Earnings Conference Call dated April 26, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Philip M. McDermott
Name: Philip M. McDermott
Title: Chief Financial Officer

Date: April 28, 2006

Exhibit 99.1 Transcript of Earnings Conference Call dated April 26, 2006.